================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 13, 2006

                                 AUTOINFO, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                     001-11497                  13-2867481
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

               6413 Congress Ave - Suite 260
                        Boca Raton                                  33487
          (Address Of Principal Executive Office)                 (Zip Code)

        Registrant's telephone number, including area code (561) 988-9456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01: Other Events.

      On June 13, 2006, AutoInfo, Inc. issued a press release. A copy of the press release is attached as Exhibit 99.1.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits:

Exhibit
Number                          Description
------                          -----------

99.1             Press release dated June 13, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       AutoInfo, Inc.


Dated: June 13, 2006                   By:    /s/ Harry M. Wachtel
                                           -------------------------------------
                                           Harry M. Wachtel,
                                           President and Chief Executive Officer


                                       3